                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]      Preliminary Proxy Statement

         [X]      Definitive Proxy Statement

         [ ]      Definitive Additional Materials

         [ ]      Soliciting Material Pursuant to Rule 14a-12

                                PEERLESS MFG. CO.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fees (Check the appropriate box):

         [X]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                      (1) Title of each class of securities to which transaction applies:

                      (2) Aggregate number of securities to which transactions applies:

                      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

                      (4)  Proposed maximum aggregate value of transaction:

                      (5)  Total fee paid:

         [ ]      Fee paid previously with preliminary materials

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                      (1)  Amount Previously Paid:

                      (2)  Form, Schedule, or Registration Statement No.:

                      (3)  Filing Party:

                      (4)  Date Filed:

------------------

* set forth the amount on which the filing fee is calculated and state how it was determined

                            [PEERLESS MFG. CO. LOGO]

                                PEERLESS MFG. CO.
                              2819 Walnut Hill Lane
                               Dallas, Texas 75229

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY NOVEMBER 20, 2003

         We will hold the Annual Meeting of Shareholders of Peerless Mfg. Co. (the "Company" or "we" "us" or "our") on Thursday, November 20, 2003 at 10:00 a.m. at our corporate offices, located at 2819 Walnut Hill Lane, Dallas, Texas 75229 (the "Annual Meeting"). At the Annual Meeting we will ask you to vote on the following proposals:

             - The election of two Directors to serve as Class III Directors for a three-year term or until their successors are elected and qualified;

             - The ratification of the selection of Grant Thornton LLP as our independent accountants for fiscal year 2004; and

             - To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business, including the nominees for directors are more fully described in the Proxy Statement, which is attached to and made part of this Notice. If you were a shareholder at the close of business on October 17, 2003, you are entitled to notice of and to vote on the proposals to be considered at this year's Annual Meeting. It is important that your Common Stock be represented at the Annual Meeting regardless of the number of shares you hold.

         You are cordially invited to attend the Annual Meeting in person. However, if you are unable to attend in person, please know that we desire to have maximum representation of our shareholders at the meeting and respectfully request that you complete, date, sign and return the enclosed proxy as promptly as possible in the enclosed postage-paid self-addressed envelope. No additional postage is required if mailed in the United States. You may revoke your proxy at any time prior to the use as specified in the enclosed Proxy Statement. We look forward to hearing from you.

                                       By Order of the Board of Directors,

                                       /s/ Katherine S. Frazier
                                       Corporate Controller
                                       Secretary / Treasurer

Dallas, Texas
October 28, 2003

                             YOUR VOTE IS IMPORTANT.
        Please vote early, even if you plan to attend the Annual Meeting.

                                PEERLESS MFG. CO.
                              2819 Walnut Hill Lane
                               Dallas, Texas 75229

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 20, 2003

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS:

Why did I receive this proxy statement?..................................................   1
I may have received more than one proxy statement.  Why? ................................   1
What will occur at the Annual Meeting? ..................................................   1
How many votes are necessary to elect the nominees for director? ........................   2
What if a nominee is unwilling or unable to stand for election? .........................   2
How do I vote if I am not planning to attend the Annual Meeting? ........................   2
What if I want to change my vote?........................................................   2
How do I raise an issue for discussion or vote at the Annual Meeting?....................   2
What if my shares are in a brokerage account and I do not vote? .........................   3
How are abstentions treated? ............................................................   3
Who will pay for the cost of this solicitation? .........................................   3
Where can I find the voting results of the Annual Meeting? ..............................   3

MORE ABOUT THE PROPOSALS:

Proposal 1:  Election of Class III Directors ............................................   4
Proposal 2:  Ratification of Independent Accountants.....................................   5

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION:

Directors, Nominees, Executive Officers and Significant Employees of the Company.........   6
Security Ownership of Management and Certain Beneficial Owners...........................   7
Section 16(a) Beneficial Ownership Reporting Compliance..................................   9
Certain Relationships and Related Transactions...........................................   9
Meeting Attendance and Committees of the Board of Directors .............................   9
Compensation of Directors and Senior Officers............................................  11
Compensation Committee Interlocks and Insider Participation..............................  15
Report of the Compensation Committee of the Board of Directors...........................  15
Report of the Audit Committee of the Board of Directors..................................  18
Stock Price Performance Graph ...........................................................  20
Other Matters............................................................................  21

                              QUESTIONS AND ANSWERS

WHY DID I RECEIVE THIS PROXY STATEMENT?

         Peerless Mfg. Co. is furnishing you with this proxy statement on behalf of its Board of Directors to solicit proxies for its 2003 Annual Meeting of Shareholders and any adjournment or postponement of the Annual Meeting. On or about October 28, 2003, we will begin mailing this proxy statement and accompanying proxy card to everyone who was a shareholder of our company at the close of business on October 17, 2003. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual shareholders' meeting. This proxy statement:

         - includes information about the matters that will be discussed and voted on at the meeting, and

         -        provides you with updated information about our company.

I MAY HAVE RECEIVED MORE THAN ONE PROXY STATEMENT. WHY?

         If you received more than one proxy statement, your shares are probably registered differently or are in more than one account. Please vote each proxy card that you received.

WHAT WILL OCCUR AT THE ANNUAL MEETING?

         We will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be "present" at the meeting if the shareholder:

         -        is present in person, or

         - is not present in person but has voted by proxy card prior to the meeting.

         All shareholders of record at the close of business on October 17, 2003 will be entitled to vote on matters presented at the meeting or any adjournment thereof. On October 17, 2003, there were 3,000,534 shares of our Common Stock issued and outstanding. The holders of a majority, or 1,500,268 of the shares of our Common Stock entitled to vote at the meeting, must be represented at the meeting in person or by proxy to have a quorum for the transaction of business at the meeting and to act on the matters specified in the Notice. If holders of fewer than 1,500,268 shares are present at the meeting, we will adjourn and reschedule the meeting until a quorum is present. Under our Articles of Incorporation, for each share of Common Stock that you owned at the close of business on October 17, 2003, you are entitled to one vote on all matters brought before the meeting or any adjournment thereof.

         After each proposal has been voted on at the meeting, we will discuss and take action on any other matter that is properly brought before the meeting. Our transfer agent, Mellon Investor Services, will count the votes and act as inspector of election.

         We know of no other matters that will be presented for consideration at the Annual Meeting. If, however, other matters or proposals are presented and properly come before the meeting, the proxy holders intend to vote all proxies in accordance with their best judgment in the interest of Peerless Mfg. Co. and our shareholders.

         A representative of Grant Thornton LLP (we refer to it as "Grant Thornton"), our independent accountants, is expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if such representative so desires, and to respond to appropriate questions.

HOW MANY VOTES ARE NECESSARY TO ELECT THE NOMINEES FOR DIRECTOR?

         The two nominees receiving the highest number of "yes" votes will be elected as directors. A majority of the votes cast is not required. This number is called a "plurality."

         Votes that are withheld from any director nominee will be counted in determining whether a quorum has been reached, but will not affect the outcome of the vote. Assuming a quorum is present, the election of directors will be determined by a plurality of votes cast. Votes may be cast in favor of, or withheld from, a director nominee.

         In the election of directors, shareholders are not entitled to cumulate their votes or to vote for a greater number of persons than the number of nominees named in this proxy statement.

WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO STAND FOR ELECTION?

         Each of the persons nominated for re-election to our Board of Directors has agreed to stand for election. However, should any nominee become unable or unwilling to accept nomination or election, the directors' proxies will vote for the election of such other person as the Board may recommend. Our Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and to the knowledge of the Board, each of the nominees intends to serve the entire term for which election is sought.

HOW DO I VOTE IF I AM NOT PLANNING TO ATTEND THE ANNUAL MEETING?

         In addition to voting in person at the meeting, you may mark your selections on the enclosed proxy card, date and sign the card and return the card in the enclosed postage-paid envelope.

         We encourage you to vote now even if you plan to attend the Annual Meeting in person. If your shares are in a brokerage account, you may receive different voting instructions from your broker.

         Where a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly, and where no specific direction is given on a properly executed proxy card, it will be voted FOR adoption of the proposals set forth in this proxy statement.

WHAT IF I WANT TO CHANGE MY VOTE?

         You may revoke your vote on a proposal at any time before the Annual Meeting for any reason. To revoke your proxy before the meeting, write to our Secretary, Katherine S. Frazier, at 2819 Walnut Hill Lane, Dallas, Texas 75229. You may also come to the meeting and change your vote in writing.

HOW DO I RAISE AN ISSUE FOR DISCUSSION OR VOTE AT THE ANNUAL MEETING?

         There are two different deadlines for the submission of shareholder proposals. If you would like to include a proposal in our next annual proxy statement you must submit the proposal in writing no later than June 30, 2004. The proposal will be included in our next annual proxy statement if it is a proposal that we are required to include in our proxy statement pursuant to the rules of the Securities and Exchange Commission. Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, proposals of shareholders must conform to certain requirements as to form and may be omitted from the proxy materials under certain circumstances. To avoid unnecessary expenditures of time and money, you are urged to review this rule and, if questions arise, consult legal counsel prior to submitting a proposal to us.

         If you would like to present a proposal at our next Annual Meeting, other than for inclusion in our proxy statement, you must submit the proposal in writing no earlier than May 31, 2004 and no later than June 30, 2004. Any such proposal when submitted must be in compliance with applicable law and our bylaws.

         Proposals should be directed to our Secretary, Katherine S. Frazier, at 2819 Walnut Hill Lane, Dallas, Texas 75229.

WHAT IF MY SHARES ARE IN A BROKERAGE ACCOUNT AND I DO NOT VOTE?

         If your shares are in a brokerage account and you do not vote, your brokerage firm could:

         -        vote your shares, if it is permitted by the NASDAQ rules, or

         -        not vote your shares.

         Brokers who hold shares in street name have the authority to vote in favor of all proposals specified in this proxy statement, if they do not receive contrary voting instructions from beneficial owners. If a broker has not received voting instructions with respect to certain shares and gives a proxy for those shares, but does not vote the shares on a particular matter, those shares will not affect the outcome of the vote with respect to that matter. Such broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. A broker non-vote will not affect the outcome of the voting on any proposals in this proxy statement.

HOW ARE ABSTENTIONS TREATED?

         Any shareholder that is present at the meeting, either in person or by proxy, but who abstains from voting, will still be counted for purposes of determining whether a quorum exists. An abstention will not be counted as an affirmative or negative vote in the election of the directors or the ratification of our independent accountants. Our shareholders have no appraisal rights under Texas law with respect to the proposals specified in this proxy statement.

WHO WILL PAY FOR THE COST OF THIS SOLICITATION?

         We will bear the cost of solicitation of proxies, including the cost of preparing, printing and mailing proxy materials, and the cost of reimbursing brokers for forwarding proxies and proxy statements to their principals. Proxies may also be solicited without extra compensation by our officers and employees by telephone or otherwise. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding the proxy materials to the beneficial owners of our Common Stock, and we may reimburse them for reasonable out-of-pocket expenses incurred by them.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

         We will announce the voting results at the meeting and will publish the results in our quarterly report on Form 10-Q for the second quarter of fiscal 2004 ending on December 31, 2003. We will file that report with the Securities and Exchange Commission by mid-February 2004, and you can get a copy by contacting either our Investor Relations office at (214) 353-5589 or the Securities and Exchange Commission at (800) SEC-0330 or by visiting the Securities and Exchange Commission website at http://www.sec.gov or our website at http://www.peerlessmfg.com.

                            MORE ABOUT THE PROPOSALS

                                 PROPOSAL NO. 1

                         ELECTION OF CLASS III DIRECTORS

         The Company's Bylaws provide that the number of directors will be five. The Company's Board of Directors consists of three classes, with one director serving in Class I, and two directors serving in each of Classes II and III. Each class of director serves three-year terms or until successors have been elected and qualified. The term of the Class III directors, Donald A. Sillers, Jr. and Sherrill Stone, expire at the Annual Meeting.

         Our Board of Directors proposes the re-election of each of Donald A. Sillers, Jr. and Sherrill Stone as Class III directors, to hold office for a term of three years, expiring at the close of our Annual Meeting of Shareholders to be held in 2006 or until his successor is elected and qualified. It is the Board's opinion that because of Messrs. Sillers and Stone tenure as directors, they are sufficiently familiar with the Company and its business to be able to competently direct and manage the Company's business affairs. Biographical information on Donald A. Sillers, Jr. and Sherrill Stone is set forth below in "Other Information You Need To Make An Informed Decision - Directors, Nominees, Executive Officers and Significant Employees of the Company."

         If Messrs. Sillers or Stone becomes unavailable for election, which is not anticipated, the directors' proxies will vote for the election of such other person as the Board may recommend.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES FOR DIRECTORS SET FORTH ABOVE.

                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         Grant Thornton LLP, independent certified public accountants, served as independent accountants for the Company for the fiscal year ended June 30, 2003 and has reported on the Company's financial statements. The Audit Committee of the Board of Directors has selected Grant Thornton LLP as the Company's independent accountants for fiscal year 2004 and the Board recommends that the shareholders ratify this selection.

         A representative of Grant Thornton is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he/she desires to do so, and is expected to be available to respond to appropriate questions. See "Report of the Audit Committee of the Board of Directors" for a discussion of auditor independence.

         Shareholder ratification is not required for the selection of Grant Thornton LLP as the Company's independent accountants for fiscal year 2004, because the Audit Committee has the responsibility of selecting the Company's independent accountants. The selection is being submitted for ratification with a view toward soliciting the opinion of the shareholders, which opinion will be taken into consideration in future deliberations.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
           THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP
       AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 2004 FISCAL YEAR.

            OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES OF THE COMPANY

         The Company's Bylaws divide the Board into three classes, with the terms of each class expiring in consecutive years so that only one class is elected in any given year. The shareholders of the Company elect successors to directors whose terms have expired. The Board fills vacancies in unexpired terms.

         There is no family relationship among any of our directors and senior officers. The following table sets forth, as of October 1, 2003, the names of our directors and senior officers and their respective ages and positions:

             NAME                      AGE                              POSITION
----------------------------           ---      ------------------------------------------------------------
Peter J. Burlage                       39       Vice President of Environmental Systems
G. Darwyn Cornwell                     59       Vice President of Manufacturing
Frank J. Fuller                        74       Vice President of International Operations
Bernard S. Lee (1)(2)                  68       Class II Director
Joseph V. Mariner, Jr. (1)(2)          83       Class II Director
R. Clayton Mulford (2)                 47       Class I Director
Donald A. Sillers, Jr. (1)(2)          77       Class III Director
Sherrill Stone                         66       Class III Director, Chairman, President, and
                                                 Chief Executive Officer
William T. Strohecker                  45       Executive Vice President and Chief Operating Officer
David Taylor                           38       Vice President of Separation & Filtration Systems
Richard L. Travis, Jr.                 47       Chief Financial Officer and Vice President of Administration

----------------------
(1) member of the Audit Committee

(2) member of the Compensation Committee

     Set forth below is a description of the backgrounds of the executive officers and directors, including the nominees for director.

     - PETER J. BURLAGE joined the Company in 1992. He has served as Vice President of Environmental Systems business unit since January 2001. Prior to this, Mr. Burlage was the Company's SCR division manager from 1997 to 2000 and its Vice President of Engineering from 2000 to 2001.

     - G. DARWYN CORNWELL rejoined the Company in 2003 as Vice President of Manufacturing. He had previously served as Vice President of Operations for the Company from 1997 through 2000. Prior to rejoining the Company, Mr. Cornwell served from 2002 to 2003, as the Director of Manufacturing for Manufacturing Group of America, a manufacturer of cabinet products, and from 2000 to 2002, as President of Ace World Companies, a manufacturer of highly specialized machinery and equipment. Mr. Cornwell served in various capacities with the Company from 1982 to 2000.

     - FRANK J. FULLER joined the Company in 1995. He has served as Vice President of the Company's international operations since 1999. Prior to his current appointment, Mr. Fuller was the Managing Director of our Asia-Pacific operations.

     - BERNARD S. LEE, retired, was the former President of Institute of Gas Technology. Mr. Lee is also a director of NUI Corporation and National Fuel Gas Company. Mr. Lee has been a director of our Company since 1982.

     - JOSEPH V. MARINER, JR., retired, has been a director of the Company since 1980.

     - R. CLAYTON MULFORD has been a director of the Company since January 2002. Mr. Mulford is a partner and member of the Executive Committee of the Texas based law firm of Hughes & Luce, LLP. Mr. Mulford served as lead corporate legal counsel to the Company for a number of years.

     - DONALD A. SILLERS, JR. is the Company's former Chairman of the Board and Chief Executive Officer, and has served as a director of the Company since 1970.

     - SHERRILL STONE has served as Chairman of the Board and Chief Executive Officer since 1993, and President of the Company from 1986 through 2002 and from 2003 to present. Mr. Stone has also served as a director of the Company since 1986.

     - WILLIAM T. STROHECKER joined the Company in July 2003 as Executive Vice President and Chief Operating Officer. Prior to joining the Company, he served from 2000 through 2003 as President of Doosan HF Controls Corporation, a manufacturer of control systems, and served from 1994 through 2000 as Vice President at Forney Corporation, a manufacturer of mechanical products and integrated systems.

     - DAVID TAYLOR joined the Company in 1988. He has served as Vice President since 1999 and was appointed the head of our Separation & Filtration Systems business unit in July 2002. Prior to his current position, Mr. Taylor served as the Vice President of our nuclear/marine product line and Director of Sales and Engineering for our Asia-Pacific operations.

     - RICHARD L. TRAVIS, JR. joined the Company in February 2002 as the Company's Chief Financial Officer and Vice President of Administration. Prior to joining the Company, Mr. Travis served from 2000 to 2002, as the Senior Vice President and Chief Financial Officer of Trintel Communications, Inc., a telecommunications company, from 1996 through 1999, as President, Chief Operating Officer and Chief Financial Officer of CT Holdings, Inc., a software development and incubation company, and from 1986 to 1996, as Executive Vice President and Chief Financial Officer of Texwood Industries, Inc., an international manufacturer and distributor.

     SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth information regarding the beneficial ownership of our Common Stock as of October 17, 2003 (unless otherwise noted) for:

             - each person who is known by us to own beneficially more than 5% of the outstanding shares of our Common Stock;

             -    each of our directors and director nominees;

             - each of our senior officers named in the Summary Compensation Table; and

             -    all of our directors and senior officers as a group.

         The percentages of shares outstanding provided in the table is based on 3,000,534 voting shares outstanding as of October 17, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of stock listed as owned by that person. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right. Shares issuable upon the exercise of options that are exercisable within 60 days of October 17, 2003 are considered outstanding for the purpose of calculating the percentage of outstanding shares of our Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares held by any other individual. The address of our directors, director nominees and senior officers listed below is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, Texas 75229.

                           NAME                                NUMBER OF SHARES         PERCENT
-----------------------------------------------------------    ----------------         -------
Peter J. Burlage (1)                                                 7,000                 *
Frank J. Fuller (2)                                                 28,400                 *
Bernard S. Lee (3)                                                  13,000                 *
Joseph V. Mariner, Jr. (4)                                          12,100                 *
R. Clayton Mulford (5)                                               1,000                 *
W. S. Respess (6)                                                    5,400                 *
Donald A. Sillers, Jr. (7)                                         125,821                4.2%
Sherrill Stone (8)                                                 114,716                3.7%
David Taylor (9)                                                     5,500                 *
Richard L. Travis, Jr. (10)                                          3,000                 *
Royce & Associates, Inc. (11)                                      420,400               14.0%
  1414 Avenue of the Americas
  New York, NY 10019
William F. Nicklin (12)                                            220,434                7.4%
  3 Rivers Edge
  Newburgh, NY 12550
All directors and senior officers as a group (9 persons)(13)       310,537               10.0%

----------------------
*    Denotes ownership of less than 1%.

(1)  Includes 7,000 shares issuable pursuant to options to purchase Common
     Stock.

(2)  Includes 13,000 shares issuable pursuant to options to purchase Common
     Stock.

(3)  Includes 2,000 shares issuable pursuant to options to purchase Common
     Stock.

(4)  Includes 9,400 shares issuable pursuant to options to purchase Common
     Stock.

(5)  Includes 1,000 shares issuable pursuant to options to purchase Common
     Stock.

(6) Includes 3,000 shares issuable pursuant to options to purchase Common Stock. Mr. Respess, the Company's former Vice President of Manufacturing, resigned his position with the Company on September 15, 2003. These shares have been excluded in determining the amount of shares held by our directors and senior officers.

(7) Includes 9,400 shares presently issuable pursuant to options to purchase Common Stock. Does not include 1,778 shares owned of record by Virginia Sillers, Mr. Sillers' wife, as to which shares Mr. Sillers disclaims any beneficial interest.

(8) Includes 68,000 shares issuable pursuant to options to purchase Common Stock. Does not include 300 shares owned of record by Jo Ann Stone, Mr. Stone's wife, as to which shares Mr. Stone disclaims any beneficial interest.

(9)  Includes 5,500 shares issuable pursuant to options to purchase Common
     Stock.

(10) Includes 2,000 shares issuable pursuant to options to purchase Common
     Stock.

(11) The information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 4, 2003.

(12) The information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003.

(13) Includes 117,300 shares issuable pursuant to options to purchase Common Stock. The shares indicated do not include the shares held by Mr. Respess, the Company's former Vice President of Manufacturing, who resigned his position with the Company in September 2003.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the securities laws of the United States, our directors, officers and any beneficial owner of more than 10% of our outstanding Common Stock (collectively, "insiders") are required to report their initial ownership of our Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission. Specific due dates have been established by the Securities and Exchange Commission, and we are required to disclose any failure to file by those dates. We believe, that our insiders have complied with all Section 16(a) filing requirements applicable to them during fiscal year 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         R. Clayton Mulford, a director of the Company, is a partner at the law firm of Hughes & Luce, LLP, Dallas, Texas. Hughes & Luce, LLP provided legal services to the Company during the 2003 fiscal year. The dollar amount of fees that the Company paid to Hughes & Luce, LLP during the 2003 fiscal year did not exceed five percent of Hughes & Luce, LLP's gross revenue for its latest full fiscal year.

           MEETING ATTENDANCE AND COMMITTEES OF THE BOARD OF DIRECTORS

         Our business is managed under the direction of our Board of Directors. Our Board meets during the year to review significant developments and to act on matters requiring Board approval. Our Board met on six occasions during the year ended June 30, 2003. Each of the directors attended at least 75% of these meetings of our Board. In addition, each of the directors attended at least 75% of all meetings of each committee of our Board on which he served.

                  Our Board has established an Audit Committee and a Compensation Committee to devote attention to specific subjects and to assist our Board in discharging its responsibilities. The Board appoints the Audit and Compensation committee members annually, and the committee members serve until their successors are appointed or their earlier resignation or removal. The functions of these committees are described below.

AUDIT COMMITTEE

     Our Audit Committee is currently comprised of Bernard S. Lee, Joseph V. Mariner, and Donald A. Sillers, Jr. The members meet the independence and qualification standards required by the NASDAQ Stock market, Inc. ("NASDAQ"). The Audit Committee operates under a written charter adopted by our Board of Directors and oversees our financial reporting process on behalf of our Board, pursuant to the charter. This includes reviewing the scope and results of audits made by the independent accountants. The Audit Committee met in person on six occasions during the year ended June 30, 2003 and held an additional four telephonic meetings that included members of both the Company's management team and Grant Thornton.

         Our Board has ratified the selection by the Audit Committee of the firm of Grant Thornton as our independent accountants for 2004. Following is a summary of Grant Thornton's fees for the year ended June 30, 2003:

         Audit Fees. Grant Thornton's fees for our annual audit and review of our quarterly financial statements were $97,350.

         Financial Information Systems Design and Implementation Fees. Grant Thornton did not render any professional services to us in 2003 with respect to financial information systems design and implementation.

         All Other Fees. In addition to the fees described above, Grant Thornton billed us an aggregate of $25,140 for all other services rendered during fiscal year 2003. These services included fees for tax consultations and return preparation.

         The Audit Committee has determined that the services provided under "All Other Fees" are compatible with maintaining Grant Thornton's independence. For additional information concerning the Audit Committee, see "Report of the Audit Committee of the Board of Directors."

COMPENSATION COMMITTEE

         Our Compensation Committee is currently comprised of Bernard S. Lee, Joseph V. Mariner, Jr., R. Clayton Mulford, and Donald A. Sillers, Jr.

         The Compensation Committee is responsible for recommending to the full Board salaries and bonuses for our senior management and also administers the stock incentive and benefit plans of the Company. The Compensation Committee met six times in the 2003 fiscal year. For additional information concerning the Compensation Committee, see "Report of Compensation Committee of the Board of Directors."

NOMINATING COMMITTEE

         The Company's Board does not have a nominating committee. The independent members of the Board, as a whole, performed the functions customarily attributable to a nominating committee.

                  COMPENSATION OF DIRECTORS AND SENIOR OFFICERS

SUMMARY COMPENSATION TABLE

         The following table sets forth information regarding compensation we paid to our Chief Executive Officer and our most highly compensated senior officers during fiscal years ended June 30, 2003, 2002 and 2001.

                                                                             LONG TERM COMPENSATION
                                                                     -------------------------------------
                                                                             AWARDS               PAYOUTS
                                                                     -----------------------      --------
                                                                                  SECURITIES
                                 ANNUAL COMPENSATION                 RESTRICTED   UNDERLYIN
                       ---------------------------------------         STOCK       OPTIONS/         LTIP        ALL OTHER
     NAME AND          FISCAL       SALARY     BONUS     OTHER        AWARDS(S)     SAR's          PAYOUTS     COMPENSATION
PRINCIPAL POSITION      YEAR         ($)      ($) (1)     ($)           ($)          (#)             ($)         ($) (2)
------------------     ------     ---------   --------   -----       ----------   ----------      --------     ------------
PETER J. BURLAGE        2003      $ 112,500   $      -   $   -       $        -   $        -      $      -     $      2,378
Vice President          2002        109,750     83,257       -                -        4,000             -            2,264
                        2001        101,750     96,300       -                -        6,000             -            2,104

FRANK J. FULLER         2003        115,000          -       -                -            -             -            4,855
Vice President          2002        112,927     62,443       -                -        3,000             -            5,200
                        2001        112,364     54,749       -                -        2,000             -            4,501

W. S. RESPESS (3)       2003        126,000          -       -                -            -             -            5,275
Vice President          2002        123,000     93,664       -                -        4,000             -            7,330
                        2001         56,397     43,017       -                -        4,000             -            1,071

SHERRILL STONE          2003        250,000          -       -                -            -             -           14,280
Chairman, CEO           2002        226,500    197,735       -                -       10,000             -           14,231
                        2001        199,000    164,247       -                -        8,000             -           12,428

DAVID TAYLOR            2003        112,500          -       -                -            -             -            2,378
Vice President          2002        109,750     83,257       -                -        4,000             -            2,296
                        2001        102,500     96,300       -                -        6,000             -            2,150

RICHARD L. TRAVIS       2003        179,231          -       -                -            -             -            5,783
CFO                     2002         65,385     49,968       -                -        8,000             -            1,450
                        2001              -          -       -                -            -             -                -

(1) Bonuses are paid in the fiscal year following the year in which they are earned.

(2) Amounts reported for 2003 consist of: (1) personal use of Company vehicles of $2,050, $5,470 and $1,935 for Messrs. Respess, Stone, and Travis, respectively; (2) employer matching contributions under the Company's 401(k) plan of $2,250 for Mr. Burlage, $1,814 for Mr. Fuller, $2,375 for Mr. Respess, $5,000 for Mr. Stone, $2,250 for Mr. Taylor, and $3,454 for Mr. Travis; and (3) cost of premiums for group life insurance in excess of $50,000 of $128, $3,041, $850, $3,810, $128 and
         $394 for Messrs. Burlage, Fuller, Respess, Stone, Taylor and Travis.

(3)      Resigned his employment with the Company in September 2003.

OPTION GRANTS IN 2003 TO BOARD AND SENIOR OFFICERS

         In fiscal 2003, no stock options were granted to our senior officers. We granted stock options for 1,000 shares of our Common Stock to each of our four non-employee directors, all of which were immediately exercisable.

Aggregated Option Exercises in 2003 and Fiscal Year-end Option Values Table

         The following table sets forth information concerning Common Stock acquired on exercise of stock options during fiscal 2003, any value realized therein, the number of options at the end of fiscal 2003 (exercisable and unexercisable) and the value of stock options held at the end of 2003 by the senior officers. The "Value Realized" column reflects the difference between the market price on the date of exercise and the option exercise price for all options exercised, even though the officer may have actually received fewer shares as a result of the surrender of shares to pay the exercise price, or the withholding of shares to cover the tax liability associated with the option exercise.

                                                                                        VALUE OF UNEXERCISED
                                                        NUMBER OF OPTIONS               IN-THE-MONEY-OPTIONS
                         SHARES                             AT FY-END                        AT FY-END
                        ACQUIRED                          JUNE 30, 2003                     JUNE 30, 2003
                          ON           VALUE                   (#)                             ($) (1)
                       EXERCISE       REALIZED    -----------------------------     ------------------------------
      NAME                (#)           ($)       EXERCISABLE     UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
-----------------      ---------      --------    -----------     -------------     -----------      -------------
Peter J. Burlage           --            --          6,000            6,000         $   24,438          $ 14,213
Frank J. Fuller            --            --         13,000               --             61,500                --
W. S. Respess (2)          --            --          3,000            5,000              9,475             9,475
Sherrill Stone             --            --         68,000               --            324,775                --
David Taylor               --            --          4,500            6,000             17,081            14,213
Richard L. Travis          --            --          2,000            6,000                 --                --

(1) The closing price for the Company's Common Stock as reported on NASDAQ on June 30, 2003 was $11.05. Value is calculated on the basis of the difference between $11.05 and the option exercise price of "in the money" options, multiplied by the number of shares of our Common Stock underlying the option.

(2)      Resigned his employment with the Company is September 2003.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth aggregate information regarding the Company's compensation plans in effect as of June 30, 2003.

                                                                                                       NUMBER OF
                                                                                                       SECURITIES
                                                                                                      AVAILABLE FOR
                                                                                                    FUTURE ISSUANCES
                                                           NUMBER OF              WEIGHTED-           UNDER EQUITY
                                                        SECURITIES TO BE          AVERAGE             COMPENSATION
                                                          ISSUED UPON          EXERCISE PRICE       PLANS (EXCLUDING
                                                          EXERCISE OF               OF                SECURITIES
                                                          OUTSTANDING           OUTSTANDING           REFLECTED IN
                                                            OPTIONS               OPTIONS              COLUMN (a))
              PLAN CATEGORY                                   (a)                   (b)                   (c)
-----------------------------------------               ----------------      ----------------      ----------------
Equity compensation plans approved by
security holders (1)                                             186,750          $      9.59                210,200

Equity compensation plans not approved by
security holders                                                      --                   --                     --

                                                        ----------------      ---------------       ----------------
Total                                                           186,7500          $      9.59                210,200
                                                        ================      ===============       ================

------------------------

(1) Includes the 1995 Stock Option and Restricted Stock Plan and the 2001 Stock Option and Restricted Stock Plan.

Employment, Severance and Change in Control Agreements with Certain Executive Officers

         The Company has entered into an employment agreement and a change of control agreement with Mr. Stone, the Company's Chief Executive Officer, Mr. Travis, the Company's Chief Financial Officer and Mr. Strohecker, the Company's Chief Operating Officer.

         Stone Agreements. Mr. Stone's employment agreement with the Company as Chairman of the Board, Chief Executive Officer and President was initially for a one year term, commencing July 20, 2001 and renews for successive 12 month periods thereafter unless the agreement is terminated by either party prior to the anniversary date of the agreement. Pursuant to the terms of the employment agreement, Mr. Stone has agreed not to compete with the Company during his employment and for one year following the termination of his employment. Mr. Stone is also bound by confidentiality, nondisparagement and conflict of interest provisions. The Company may terminate Mr. Stone for "cause" or without "cause" at any time. If Mr. Stone is terminated without "cause," the Company must pay Mr. Stone a severance payment equal to 150% of his current base salary plus provide insurance benefits to Mr. Stone and his spouse for 12 months after the date of termination. Mr. Stone may terminate his employment at any time and the Company will have no severance obligations in the event of his voluntary resignation, unless Mr. Stone resigns to retire from active working life. In the event Mr. Stone retires from active working life, the Company will pay Mr. Stone a payment equal to 150% of his current base salary. In Mr. Stone's and Mr. Travis' employment and change of control agreements, "cause" is defined as (1) the conviction of a crime involving moral turpitude, (2) the employee's intentional material act of fraud to his pecuniary benefit, or (3) the employee's intentional and continued failure to substantially perform his duties to the Company or intentional wrong doing resulting in material injury to the Company.

         Mr. Stone's change of control agreement provides that if after a "change of control" occurs, Mr. Stone is terminated by the Company (or its successor) without "cause" or Mr. Stone resigns and (1) an adverse change in his position, duties or authority has occurred, (2) he has been hindered in his ability to perform his job, (3) his principal location of work is relocated outside of the Dallas metropolitan area, or (4) the Company (or its successor) breaches the change of control agreement (each, a "good reason"), Mr. Stone will receive severance compensation equal to 299% of his average annual compensation for the prior five years plus customary employee benefits for three years thereafter. The change of control agreement has a term of three years following a change of control, which renews for successive one-year periods unless either party gives notice prior to the annual renewal date. As used in each executive's change of control agreement, "change of control" means (1) the Company is merged, consolidated or reorganized with another company and as a result, the Company's shareholders own less than 50.1% of the voting power of the combined company, (2) the Company sells all or substantially all its assets, (3) more than 50% of the Company's issued and outstanding Common Stock is sold, (4) the current Board of Directors, or successor directors approved by the Board, cease to constitute a majority of the Company's Board of Directors, or (5) such other events that cause a change of control of the Company as determined by the Board.

         Travis Agreements. Mr. Travis' employment agreement with the Company as Chief Financial Officer and Vice President of Administration is for a three year term, commencing February 4, 2002. Pursuant to the terms of the employment agreement, Mr. Travis has agreed not to compete with the Company during his employment and for one year following the termination of his employment. Mr. Travis is also bound by confidentiality, nondisparagement and conflict of interest provisions. The Company may terminate Mr. Travis for "cause" or without "cause" at any time. If Mr. Travis is terminated without "cause", the Company must give Mr. Travis no less than 60 days written notice and pay Mr. Travis a severance payment equal to 150% of his then current base salary. Mr. Travis may terminate his employment at any time, after 60 days notice, and the Company will have no severance obligations in the event of his voluntary termination.

         Mr. Travis' change of control agreement provides that if after a "change of control" occurs, Mr. Travis is terminated by the Company (or its successor) without "cause" or Mr. Travis resigns and a "good reason" has occurred, Mr. Travis will receive severance compensation equal to 299% of his average annual compensation for the prior five years plus customary employee benefits for three years thereafter. The change of control agreement has a term of three years following a change of control, which renews for successive one-year periods unless either party gives notice prior to the annual renewal date.

         Strohecker Agreements. Mr. Strohecker's employment agreement with the Company as Executive Vice President and Chief Operating Officer is for a three year term, commencing July 16, 2003. Pursuant to the terms of the employment agreement, Mr. Strohecker has agreed not to compete with the Company during his employment and for one year following the termination of his employment. Mr. Strohecker is also bound by confidentiality, nondisparagement and conflict of interest provisions. The Company may terminate Mr. Strohecker for "cause" or without "cause" at any time. If Mr. Strohecker is terminated without "cause", the Company, after 30 days notice, must pay Mr. Strohecker a severance payment equal the sum of (i) his current monthly salary times the number of complete months of employment, up to a total of 12 months, less (ii) the amount of notice payment made. Mr. Strohecker may terminate his employment at any time, after 30 days notice, and the Company will have no severance obligations in the event of his voluntary termination.

         In Mr. Strohecker's employment and change in control agreement, "cause" is defined as (1) the conviction of a crime involving moral turpitude, (2) the employee's intentional material act of fraud to his pecuniary benefit, or (3) the employee's intentional and continued failure to substantially perform his duties to the Company or intentional wrong doing resulting in material injury to the Company, (4) the failure by the employee to follow a reasonable directive of the Board of Directors or the Chief Executive Officer, or (5) violation of any policies or procedures of the Company, including without limitation, any human relations policy, resulting in material injury to the Company, in each case as reasonably determined by the Company's Board of Directors.

         Mr. Strohecker's change of control agreement provides that if a "change of control" occurs after Mr. Strohecker's sixth month of employment and Mr. Strohecker is terminated by the Company (or its successor) without "cause" or Mr. Strohecker resigns and a "good reason" has occurred, Mr. Strohecker will receive severance compensation equal to 150% of his average annual compensation for the prior five years plus customary employee benefits for 12 months thereafter. The change of control agreement has a term of three years following a change of control, which renews for successive one-year periods unless either party gives notice prior to the annual renewal date.

Director Compensation

         Non-employee directors are paid $1,575 per quarter, plus $950 for each scheduled and special Board meeting and each separately called committee meeting they attend. The Company also grants stock options for 1,000 shares of our Common Stock to each of the non-employee directors on the date of the annual shareholder's meeting for such director's prior year's service. Mr. Stone, the only officer serving on the Board, does not receive compensation for serving on our Board.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the 2003 fiscal year, none of the Company's executive officers served on the board of directors of any entities whose directors or officers serve on the Company's Compensation Committee. Except for Mr. Sillers prior service as Chairman of the Board and Chief Executive Officer of the Company from which he retired in 1993, no other member of the Compensation Committee is currently or has been an officer or employee of the Company.

           REPORT OF COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Compensation Committee is responsible for setting the annual base compensation and bonus levels and administering the restricted stock programs for our employees, including our executive officers. Its recommendations are subject to final approval by the Board of Directors. The Compensation Committee believes that the key to a successful executive compensation program is in setting aggressive business goals by integrating the program with annual and strategic planning and evaluation processes and by comparing results against industry performance levels. The Compensation Committee takes into account achievements of the Company during the past fiscal year, as well as the individual achievements of various business units and divisions, in making executive compensation determinations. In addition, the Compensation Committee recognizes that the Company competes in a competitive environment, and executive compensation therefore must also take into account the Company's performance as compared to that of other companies in its industry or in similar industries. The Compensation Committee also evaluates on an annual basis the Company's corporate performance, revenues and stock performance compared to a broader group of companies, such as the Standard & Poor's 500.

         Annual Base Compensation. Annual base compensation awarded in any particular fiscal year to each senior officer is based upon the following factors: corporate performance during the prior year, performance of the division for which the officer is responsible, and a more subjective evaluation of each of the officer's individual performance. The evaluation of corporate performance is directly linked to profitability during the period, and therefore is based upon the value of the Company's Common Stock.

In making this evaluation, the Compensation Committee reviews the Company's percentage growth in earnings per share over the prior year, and its overall return on equity for that period. The Compensation Committee believes that these two factors are the primary determinants of stock price over time. The Compensation Committee also reviews the profit performance of the individual divisions for which the officer is responsible. In addition, the Compensation Committee determines the individual rating for each officer, which is based upon such qualitative factors as the achievement of certain financial objectives and specific organizational and management goals for that officer. Annual base compensation for the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer is determined in the same manner as for other officers, except that the Compensation Committee does not review or evaluate any particular division's performance, but rather, looks to the Company as a whole in determining corporate performance relevant to these officers' compensation.

         The Compensation Committee also recognizes that, in order to attract and retain the highest quality officers, their base compensation must be competitive in relation to that paid by companies in similar industries and in comparable geographic areas. Accordingly, the Compensation Committee periodically reviews the executive compensation paid by such companies.

         Annual Bonus Plans. The Company has an incentive bonus plan pursuant to which certain key employees, including the named senior officers, are selected annually by the Compensation Committee to earn a cash bonus based upon our after-tax profitability. This plan requires that a specific after-tax return on beginning-of-year equity be achieved, after which bonuses may be paid out. The available bonus pool is calculated on earnings in excess of the base level.

         Once the total bonus pool is calculated, bonuses are distributed to participants in the plan in accordance with pre-determined percentages as set by the Compensation Committee annually. The determination of the bonus level awarded to our Chief Executive Officer is made in the same manner as that of other officers.

         The Compensation Committee also recommended that an additional discretionary bonus pool of $50,000 be established, to be used by the Chief Executive Officer for the purpose of recognizing certain outstanding contributions made by any employee, including the named senior officers, but excluding the Chief Executive Officer. Awards under this plan may be made in order to recognize new product inventions or improvements, ideas for major manufacturing cost reductions, originations of large and profitable orders or for other purposes.

         Compensation of Chief Executive Officer. During fiscal 2003, Sherrill Stone, the Company's Chief Executive Officer, received a base salary of $250,000, an increase of 10.4% over the previous year. As Mr. Stone's did not receive a bonus during fiscal year 2003 his total compensation (base salary and bonus) decreased by 41% over the previous year. Mr. Stone was not granted any options to purchase shares of the Company's Common Stock during fiscal 2003.

         Mr. Stone's base salary is not solely related to specific measures of corporate performance. His tenure of service and his current job responsibilities, as well as the relative salaries of his peers in the industries in which the Company competes are also used to determine his base salary. Any stock options awarded to Mr. Stone are not necessarily directly tied to specific measures of corporate performance. Such awards are generally based on his current compensation and the Company's overall relative performance.

         1995 Stock Option and Restricted Stock Plan. Our Board of Directors adopted the 1995 Stock Option and Restricted Stock Plan (the "1995 Plan") to attract, motivate and retain qualified employees. The 1995 Plan was approved by our shareholders on November 21, 1996 and became effective immediately thereafter. Our Board of Directors, which administers the 1995 Plan, delegated to the Compensation Committee its power to determine which employees should be awarded stock options or restricted stock pursuant to the plan. From time to time, our Chief Executive Officer will recommend to the Compensation Committee individuals he believes should receive an option or grant, and, with respect to any recommended option, whether the option should be a qualified or nonqualified. The Compensation Committee will consider, but need not accept, the Chief Executive Officer's recommendations.

         Under the terms of the 1995 Plan, options or grants up to an aggregate of 240,000 shares of Common Stock may be granted to employees and non-employee directors. The Compensation Committee will determine the number and the exercise price of the options, and the time or times that the options become exercisable, provided that an option exercise price may not be less than the fair market value of our Common Stock on the date of grant. The Compensation Committee will also determine the term of an option, provided that the term of a qualified option may not exceed 10 years. The Compensation Committee may grant shares of restricted stock without requiring the payment of cash consideration for the shares. As of June 30, 2003, there were 17,400 shares of Common Stock still available for grant under the 1995 Plan.

         2001 Stock Option and Restricted Stock Plan. Our Board of Directors adopted the 2001 Stock Option and Restricted Stock Plan (the "2001 Plan") to attract, motivate and retain qualified employees. The 2001 Plan was approved by our shareholders on November 20, 2001 and became effective immediately thereafter. Our Board of Directors, which administers our 2001 Plan, delegated to the Compensation Committee its power to determine employees should be awarded stock options or restricted stock pursuant to the 2001 Plan. From time to time, our Chief Executive Officer will recommend to the Compensation Committee individuals he believes should receive an option or grant, and, with respect to any recommended option, whether the option should be a qualified or nonqualified. The Compensation Committee will consider, but need not accept, the Chief Executive Officer's recommendations.

         Under the terms of the 2001 Plan, options or grants up to an aggregate of 250,000 shares of Common Stock may be granted to employees and non-employee directors. Under the 2001 Plan, each of our non-employee directors receive additional options on the date of our annual shareholders meeting for the prior year's service on the Board of Directors. The Compensation Committee will determine the number and the exercise price of the options, and the time or times that the options become exercisable, provided that an option exercise price may not be less than the fair market value of our Common Stock on the date of grant. The Compensation Committee will also determine the term of an option, provided that the term of a qualified option may not exceed 10 years. The Compensation Committee may grant shares of restricted stock without requiring the payment of cash consideration for the shares. As of June 30, 2003, there were 192,800 shares of Common Stock still available for grant under the 2001 Plan.

         The members of the Compensation Committee for the fiscal year ending June 20, 2003 submit this report:

                  Joseph V. Mariner, Jr., Chairman,
                  Bernard S. Lee,
                  R. Clayton Mulford
                  Donald A. Sillers, Jr.

         The foregoing report of the compensation committee does not constitute soliciting material and shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         On May 8, 2000, the Board adopted the Audit Committee Charter setting out the audit related functions the committee is to perform. A copy of the Audit Committee Charter was included in the Company's Proxy Statement for its 2001 Annual Meeting of Shareholders. The functions of the Audit Committee of the Board of Directors (the "Audit Committee") are focused on three areas:

         - The adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

         - The independence and performance of the Company's independent accountants.

         -    The Company's compliance with legal and regulatory requirements.

         The directors who serve on the Audit Committee are all "independent" for purposes of the NASDAQ stock market listing standards. That is, the Board has determined that no members on the Audit Committee have a relationship to the Company that may interfere with the Committee's independence from the Company and its management.

         Management is responsible for the Company's financial statements, internal controls and financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements, expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is responsible for monitoring and overseeing these processes.

         In connection with those responsibilities, the Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting and discusses these matters with the Company's independent accountants and appropriate Company financial personnel. The Audit Committee regularly meets privately and independently with both the independent accountants and Company financial personnel, each of which has unrestricted access to the Audit Committee. During these private sessions, candid discussions of financial management, accounting and internal control issues take place. The Audit Committee has the authority and responsibility to retain and terminate the engagement of the Company's independent accountants and also periodically reviews their performance and independence from management. In addition, the Audit Committee reviews the Company's financial plans and reports recommendations to the full Board for approval and to authorize action.

         In this context, the Audit Committee has reviewed with management and the independent accountants the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended June 30, 2003 (the "Annual Report"), including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

         The independent accountants also provided the Audit Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees." The Committee discussed with the independent accountants that firm's independence and considered whether non-audit services provided by the independent accountants are compatible with maintaining its independence.

         Based on the Audit Committee's discussions with management and the independent accountants, as well as a review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Annual Report, as filed with the Securities and Exchange Commission.

         The Audit Committee has selected Grant Thornton LLP to be employed as the Company's independent certified public accountants to perform the annual audit and to report on, as may be required, the consolidated financial statements which may be filed by the Company with the Securities and Exchange Commission during the ensuing year.

         The members of the Audit Committee for the fiscal year ending June 20, 2003 submit this report:

                  Bernard S. Lee, Chairman
                  Joseph V. Mariner
                  Donald A. Sillers, Jr.

         The foregoing report of the audit committee does not constitute soliciting material and shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                          STOCK PRICE PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return over a five-year period, assuming $100 invested at June 30, 1998 in each of (1) our Common Stock, (2) the Dow Jones Industrial Average and (3) a peer group consisting of manufacturers in the industrial sector providing industrial and commercial services to other commercial enterprises. Total shareholder return is based on the increase in the price of the Common Stock with dividends reinvested. The stock price performance depicted in the Corporate Performance Graph is not necessarily indicative of future price performance.

         The Corporate Performance Graph does not constitute soliciting material and shall not be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
       AMONG PEERLESS MFG. CO., THE DOW JONES US INDUSTRIAL AVERAGE INDEX
               AND THE DOW JONES US INDUSTRIAL DIVERSIFIED INDEX

[PERFORMANCE GRAPH]

     TOTAL RETURN ANALYSIS                  6/30/98    6/30/99     6/30/00    6/30/01    6/30/02    6/30/03
-----------------------------------------------------------------------------------------------------------
Peerless Mfg. Co.                           $100.00    $ 87.49     $142.95    $306.62    $292.82    $190.35
-----------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average                 100.00     124.67      120.49     122.95     110.27     109.75
-----------------------------------------------------------------------------------------------------------
Dow Jones US Industrial - Diversified        100.00     123.68      144.97     145.98      96.20      97.74
-----------------------------------------------------------------------------------------------------------

Source: Research Data Group, Inc. www.researchdatagroup.com (415-241-6506)

                                  OTHER MATTERS

         OTHER BUSINESS PRESENTED AT ANNUAL MEETING

         As of the date of this Proxy Statement, the Board is not aware of any matter to be presented for action at the annual meeting other than the matters set forth herein. If any other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

         WHERE YOU CAN FIND MORE INFORMATION

         The Company files reports, proxy statements and other information with the Securities and Exchange Commission. You can read and copy these reports, proxy statements and other information concerning the Company at the Securities and Exchange Commission public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. The Securities and Exchange Commission maintains an Internet site at http://www.sec.gov/ that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission, including the Company. The Company's Common Stock is quoted on the NASDAQ Stock Market National Market under the symbol "PMFG."

         A copy of the Company's 2003 annual report containing audited financial statements accompanies this proxy statement. The annual report does not constitute a part of the proxy solicitation materials.

         If you send your request in writing to Katherine S. Frazier, c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, Texas 75229, we will provide you, without charge, a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or you can download a copy of our Annual Report on Form 10-K from our website, http://www.peerlessmfg.com.

         You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the proposals contained herein. The Company has not authorized anyone else to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than October 28, 2003.

                                 By Order of the Board of Directors,

                                 /s/ Katherine S. Frazier

                                 Katherine S. Frazier
                                 Corporate Controller
                                 Secretary / Treasurer

Dallas, Texas
October 28, 2003

                                   APPENDIX 1
                                PEERLESS MFG. CO.
                                      PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 20, 2003

The undersigned shareholder of Peerless Mfg. Co. (the "Company") does hereby constitute and appoint Sherrill Stone, Chairman of the Board, and Katherine S. Frazier, Secretary, Treasury and Controller, as his or her proxy, with full power of substitution, to attend the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. on Thursday, November 20, 2003, at 2819 Walnut Hill Lane, Dallas, Texas 75229, or any continuation or adjournment thereof, with full power to vote and act for the undersigned, in his or her name, and to vote all Common Stock of the Company held by him or her, to the same extent and with the same effect as the undersigned, in the manner specified below. The undersigned here revokes any other proxy previously given by him or her.

IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES.

PLEASE MARK YOUR VOTE LIKE THIS. [X]

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. ELECTION OF DIRECTORS:
         DONALD A. SILLERS, JR. AND SHERRILL STONE

         [ ] FOR All Nominees.

         [ ] WITHHOLD All Nominees.

         [ ] WITHOLD Authority To Vote For Any Individual Nominee Listed Below.

To withhold authority to vote for any individual nominee, write the nominee's name below:

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP

         [ ] FOR       [ ] AGAINST            [ ] ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF ON THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Signature: ________________________________      Dated: _________________, 2003
Signature: ________________________________      Dated: _________________, 2003

This proxy should be signed EXACTLY as your name(s) appear on this proxy card. Joint owners must EACH sign personally. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person.